EXHIBIT 10.9
STONELEIGH PARTNERS ACQUISITION CORP.

______________, 2006

PLM International Inc.
555 Fifth Avenue
New York, New York 10017

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering of the securities of Stoneleigh Partners Acquisition Corp. (“Company”) and continuing until (the “Termination Date”) the earlier of the consummation by the Company of a “Business Combination” or the Company’s liquidation, PLM International Inc. shall make available to the Company certain office and administrative services as may be required by the Company from time to time, situated at 555 Fifth Avenue, New York, New York 10017. In exchange therefore, the Company shall pay PLM International Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

STONELEIGH PARTNERS ACQUISITION CORP.

By:________________________________
Name:
Title:

AGREED TO AND ACCEPTED BY:

PLM INTERNATIONAL INC.

By: ________________________________
       Name:
       Title: